SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported October 26, 2000



               Commission file numbers 333-42411 and 333-42411-01
               --------------------------------------------------

                               Glenoit Corporation
             (Exact name of registrant as specified in its charter)

          Delaware                                             13-3862561
(State or other jurisdiction of                            (I.R.S. Employer
incorporation or organization)                          Identification Number)

                            Glenoit Asset Corporation
             (Exact name of registrant as specified in its charter)

          Delaware                                             51-0343206
(State or other jurisdiction of                            (I.R.S. Employer
incorporation or organization)                          Identification Number)
                              111 West 40th Street
                            New York, New York 10018
                            Telephone: (212) 391-3915
  (Address, including zip code, and telephone number, including area code, of
                   Registrant's principal executive offices)


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Item 5.           Other Events

         On August 8, 2000, the Company announced that it had terminated its tender offer and related solicitation of consents to certain proposed amendments for its 11% Senior Subordinated Notes. The Company also announced that it filed for protection under Chapter 11 of the U. S. Bankruptcy Code in the United States Bankruptcy Court for the District of Delaware. The Company simultaneously filed a plan of reorganization that has been pre-approved by its banks and bondholders in a format known as a "pre-packaged" bankruptcy.

         On October 19, 2000, the Company deferred the consideration of their joint prepackaged plan of reorganization and will have a status conference in the United States Bankruptcy Court for the District of Delaware on November 2, 2000.


Item 7.           Financial Statements and Exhibits

         (a)   and (b)  Not applicable

         (c) The exhibits furnished in connection with this Report are as follows:

              99.1 Company Press Release dated October 26, 2000.

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

                                   SIGNATURES

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Date October 26, 2000
                               GLENOIT CORPORATION


                               By          /S/ LESTER D. SEARS
                                 -----------------------------
                                  Lester D. Sears
                                  Executive Vice President and
                                  Chief Financial Officer
                                  (On behalf of the Registrant and as Principal Financial and Accounting Officer)



                                   SIGNATURES

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated:   October 26, 2000
                                   GLENOIT ASSET CORPORATION




                               By          /S/ LESTER D. SEARS
                                 -----------------------------
                                  Lester D. Sears
                                  Executive Vice President and
                                  Chief Financial Officer
                                  (On behalf of the Registrant and as Principal Financial and Accounting Officer)




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